Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
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Commitments and Contingencies
23.	COMMITMENTS AND CONTINGENCIES

(a)	Commitments

The Company is a party to certain contracts relating to capital expenditures, operating leases and service and supply agreements. Future minimum payments under these agreements as at December 31, 2017 are presented in the following table:

2018	13,198
2019	2,363
2020	1,451
2021	408
2022	234
2023 and thereafter	—

Total commitments	17,654

The Gibraltar joint venture (Note 3) is committed to incur capital expenditures of $933 (2016: $251), of which the Company’s share is $700 (2016: $189).

(b)	Contingencies

The Company has guaranteed 100% of certain capital lease and equipment loans entered into by the Gibraltar joint venture in which it holds a 75% interest. As a result, the Company has guaranteed the joint venture partner’s 25% share of this debt which amounted to $9,044 as at December 31, 2017.